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                          NOTICE TO PROSPECTIVE OWNERS
                          ----------------------------




    This product prospectus will be distributed to prospective investors in connection with sales occurring on or after May 1, 2004. However, it will also be distributed to owners who purchased their policy or contract before May 1, 2004. As a consequence, this product prospectus is accompanied by a Supplement and certain fund prospectuses that pertain to investment options only available to owners who purchased their policy or contract before May 1, 2004.



                           NOTICE TO EXISTING OWNERS
                           -------------------------




    Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts.
  The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract, the alteration of administrative procedures and changes in the investment options available.
  Any such change may or may not apply to policies or contracts issued prior to
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 the effective date of the change.  This product prospectus reflects the status of the product as of May 1, 2004. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. Moreover, there may be Supplements and fund prospectuses included in this package pertaining to variable investment options that are not available to you. You should
                                         -------------
 consult your policy or contract to verify whether any particular provision applies to you and whether you may elect any particular investment option. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.